BARCLAYS GLOBAL INVESTORS FUNDS

Supplement, dated May 1, 2009,

to the Prospectuses, dated May 1, 2009,

for all classes of Institutional Money Market Fund

Prime Money Market Fund

Government Money Market Fund

Treasury Money Market Fund

The information in this Supplement updates information in, supersedes any contrary information in, and should be read in conjunction with, each Prospectus.

The Institutional Money Market Fund and the Prime Money Market Fund (the “Covered Funds”) participate in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”) through April 30, 2009 and have applied for continued participation in the Program through the Treasury’s second extension date of September 18, 2009. The Treasury Money Market Fund and the Government Money Market Fund do not participate in the Program.

The Program protects the shares of any shareholder of record in a Covered Fund on September 19, 2008 (“Covered Shareholder”); it does not protect investors who were not shareholders of record in a Covered Fund on that date. The number of shares protected is the lesser of the number of shares owned by a Covered Shareholder on September 19, 2008 and the number of shares owned when a guarantee event occurs. A guarantee event generally would occur if a Covered Fund’s market-based net asset value per share were less than $0.995. A Covered Shareholder will receive $1.00 per protected share upon liquidation of the Covered Fund (subject to adjustment and the overall limit of $50 billion available to all money market funds participating in the Program).

The initial period of the Program extended through December 18, 2008 (the “Initial Period”) and the Covered Funds paid to the Treasury an amount equal to 0.01% of the net asset value of each Covered Fund as of September 19, 2008 in order to participate during the Initial Period. The Treasury extended the Program through April 30, 2009 (the “First Extension Period”) and the Covered Funds paid to the Treasury an amount equal to 0.015% of the net asset value of each Covered Fund as of September 19, 2008 in order to participate during the First Extension Period. The Treasury recently extended the Program through September 18, 2009 (the “Second Extension Period”) and the Covered Funds have applied to participate in the Program during the Second Extension Period. Similar to the First Extension Period, participation during the Second Extension Period requires a payment to the Treasury in an amount equal to 0.015% of the net asset value of each Covered Fund as of September 19, 2008. As was the case with participation during the Initial Period and the First Extension Period, the expenses associated with participation during the Second Extension Period will be borne by each Covered Fund.

In the event that the Program is again extended, the Board of Trustees of Barclays Global Investors Funds will consider whether the Covered Funds should continue to participate.

Additional information about the Program is available at http://www.ustreas.gov.

BGF-A-MMF3-0509

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